BRIDGES INVESTMENT FUND, INC.


                                 THIRD QUARTER


                                      2000








                               CONTENTS OF REPORT


      Pages 1 - 3        Shareholder Letter

      Exhibit 1 Portfolio Transactions from July 1, 2000, through September 30, 2000

      Exhibit 2          Quarter-to-Quarter Changes in Financial Data


      Pages F1-F13       Unaudited Financial Statements for the
                         Nine Months Ended September 30, 2000







      This report has been prepared for the information of the shareholders of Bridges Investment Fund, Inc. and is under no circumstances to be construed as an offering of shares of the Fund. Such offering is made only by Prospectus, a copy of which may be obtained by inquiry to the Fund's office.

                         BRIDGES INVESTMENT FUND, INC.
                              8401 West Dodge Road
                             Omaha, Nebraska 68114

                            Telephone  402-397-4700
                            Facsimile  402-397-8617



                                   Directors

                    Frederick N. Backer
                    Edson L. Bridges II
                    Edson L. Bridges III
                    N. P. Dodge, Jr.
                    John W. Estabrook
                    Jon D. Hoffmaster
                    John J. Koraleski
                    Roger A. Kupka
                    Gary L. Petersen
                    John T. Reed
                    Roy A. Smith
                    Janice D. Stoney
                    L.B. Thomas
                    John K. Wilson




                                    Officers

                    Edson L. Bridges II - Chairman and
                                            Chief Executive Officer
                    Edson L. Bridges III _ President and
                                             Chief Investment Officer
                    Brian M. Kirkpatrick _ Vice President
                    Mary Ann Mason - Secretary
                    Kathleen J. Stranik - Assistant Secretary
                    Nancy K. Dodge - Treasurer
                    Linda J. Morris _ Assistant Treasurer




                                    Auditor

                              KPMG LLP
                              Two Central Park Plaza
                              Suite 1501
                              Omaha, Nebraska 68102-1617




    Corporate Counsel                    Counsel to Independent Directors

    Baird, Holm                          Koley, Jessen, P.C.
    Attorneys at Law                     Attorneys at Law
    1500 Woodmen Tower                   One Pacific Place, Suite 800
    Omaha, Nebraska 68102                1125 South 103 Street
                                         Omaha, Nebraska  68124

                                                       October 23, 2000


Dear Shareholder:

Review of Recent Results

     The net asset value per share of the Fund was $42.82 on September 30, 2000. This price was up $.19 per share or 0.7% from the June 30, 2000 net asset value per share of $42.63, and it was down 7.2% from the year 1999 net asset value of $46.24. On a trailing twelve month basis, the Fund price of $42.63 at September 30, 2000 had risen 16.0%, a reflection of very strong progress for the common stocks held in the portfolio during the Fourth Quarter of 1999. After mid-March of 2000, the trading in our Fund's common stocks has generally been shaving off portions of the previous price advances.

     The net assets of the Fund were $76,910,923 on September 30, 2000, representing the second highest value ever reported at the end of a calendar quarter for our company. Net assets at September 30, 2000 were up $1,487,331 or 2.0% from June 30, 2000. For the First Nine Months of 2000, net assets were up $7,175,239 or 10.3% from the $69,735,684 level at December 31, 1999. During the
September 30, 1999 to September 30, 2000 time frame, the net assets of the Fund gained $22,711,691 from $54,199,232 to $76,910,923 for an increase of 41.9%.

     There were 1,796,215 shares outstanding for the Fund on September 30, 2000, establishing a new record high level for the financial history of the Fund. The shares outstanding were up 1.5% for the quarter ending September 30, 2000, and they were 19.1% above the 1,508,154 shares outstanding level set at December 31, 1999.

     Net investment income was $535,608 for the First Nine Months of 2000, compared to $312,402 for the same period in 1999. Net realized gains on investments for the First Nine Months of 2000 were $1,262,957. There were $1,132,419 in net realized gains on securities sold for the same period in 1999. The change for unrealized appreciation of investments for the First Nine Months of 2000 was a net decrease of $5,842,417. By comparison, there was a $1,704,786 net increase in unrealized appreciation of investments during the First Nine Months of 1999.

     Please refer to Exhibits 1 and 2 and Pages F-1 through F-13 for specific details covering the Fund's recent portfolio transactions, the historical data with respect to dividends and capital gains distributions, and other financial statement information as of September 30, 2000.

     In conclusion, the total rate of return results for the Fund's price performance for the past quarter, for the year to date, and for the past twelve months are shown in the table below, along with the results for the Standard & Poor's 500 Composite Stock Index:

                                                            S & P
          Management Period                   BIF            500

          Three Months to 09-30-00            +0.69%       -0.97%
          Nine Months to 09-30-00             -5.55%       -1.39%
          Twelve Months to 09-30-00          +21.08%      +13.28%




Shareholder Letter                    2                 October 23, 2000




Dividend

     On October 17, 2000, the Board of Directors declared an $.11 per share dividend on the shares of capital stock outstanding on the October 17, 2000 record date. This income distribution amount is payable on or about October 23, 2000. This dividend is generated from the net investment income earned during the July - September, 2000 quarter.



Organizational Matters

     On October 17, 2000, the twelve independent directors of the Fund held their first organizational meeting. The independent directors are: Frederick
N. Backer, N. P. Dodge, Jr., John W. Estabrook, Jon D. Hoffmaster, John J. Koraeski, Roger D. Kupka, Gary L. Petersen, John T. Reed, Janice D. Stoney, L.B. Thomas, and John K. Wilson. Mr. Paul C. Jessen acted as interim legal counsel to the independent directors.

     The purpose for classifying members of the Board of Directors into independent persons who are unrelated to or unaffiliated with Bridges Investment Counsel, Inc. as manager for the Fund is to achieve the highest possible level of objectivity with respect to administrative and contract matters, financial audits and reports, and the nominations of new persons as members of the Board of Directors for the Fund. The independent director concept is being implemented across the investment company industry this year in response to mandated requirements from the Securities and Exchange Commission that were issued last year. These rules also require the retention of a legal counsel who is independent of the investment adviser and of the attorneys in the Baird Holm Firm who normally represent the Fund in corporate and securities matters.

     At the organizational meeting, the independent directors elected Mr. Roy A. Smith as the Lead Independent Director. Mr. Smith has been a director of the Fund since 1976. The independent directors adopted a charter for an expanded Audit Committee, and they replaced the Executive Committee with a charter for a new Administrative and Nominating Committee. Mr. N. P. Dodge, Jr. was elected as Chairman of the Administrative and Nominating Committee, and Mr. John T. Reed was elected as Chairman of the Audit Committee. Mr. Backer, Mr. Kupka, Mr. Petersen, and Mrs. Stoney were appointed to the Administrative and Nominating Committee. Mr. Estabrook, Mr. Hoffmaster, Mr. Koraleski, Mr. Thomas, and Mr. Wilson were selected as members of the Audit Committee. The permanent appointment of Koley, Jessen, P.C. as legal counsel to the independent directors was another action arranged for at the organizational meeting on October 17, 2000.


State Registrations

     As of the date of this letter, the Fund's shares of capital stock have been registered for sale in the following states: Arizona, California, Colorado, Connecticut, Florida, Georgia, Iowa, Illinois, Kansas, Michigan, Minnesota, Missouri, Montana, Nebraska, New Jersey, New York, Ohio, Pennsylvania, and Washington. Management is progressively moving towards qualifying the Fund's shares for sale in all fifty states.




Shareholder Letter               3                 October 23, 2000




The Outlook

     There are indications of a slowing in the pace of the advance for the national economy as a result of somewhat higher interest rates and greater price inflation in 2000 than the levels for those measures that prevailed in 1999.
The somewhat restricted available supplies and the elevated costs for energy, particularly petroleum products, are somewhat problematic for the economy for the foreseeable future. Nevertheless, our expectations are for modest growth in gross domestic product for the balance of 2000 and into 2001. Corporate profits may be less uniformly positive, yet most of the companies in our Fund's portfolio are anticipated to reach their growth objectives. The price volatility from downward moves over the most recent weeks and months has provided some favorable purchase opportunities in the stock market.


Closing Comment

     Ted Bridges is in Washington, D.C. attending a briefing by the management of Capital One Financial, one of the strong growth companies in our portfolio. Therefore, his remarks about the financial markets and specific holdings within the portfolio are not included in this letter.

     We both appreciate your investment in and support of our Fund.

                                   Sincerely yours,


                                   Edson L. Bridges II
                                   Chairman


ELBII:elc




                                   Exhibit 1

                         BRIDGES INVESTMENT FUND, INC.

                             PORTFOLIO TRANSACTIONS
                             DURING THE PERIOD FROM
                    JULY 1, 2000, THROUGH SEPTEMBER 30, 2000
                                          Bought or       Held After
                                          Received        Transaction
               Securities                 $1,000 Par      $1,000 Par
          Common Stocks Unless            Value (M)       Value (M)
           Described Otherwise            or Shares       or Shares

 <F1>(1) Altera                            10,000          20,000
         American Express Co.               5,000          20,000
 <F2>(2) American International Group       5,000          10,000
         Amgen, Inc.                        2,000          15,000
         Broadcom Corp.                     1,000           3,000
         CSG Systems International          3,000          25,000
         Calpine Corporation                6,000           6,000
 <F3>(3) Citigroup                          4,999           9,999
         Enron Corporation                  4,000           4,000
         Flextronics International Ltd.     2,000           7,000
         Goldman Sachs Group                4,000           4,000
 <F4>(4) Intel                             20,000          40,000
         Medtronic, Inc.                    3,000          10,000
 <F5>(5) Merrill Lynch                      3,000           6,000
         Nokia Corporation Sponsored ADR    2,000          50,000
         PMC - Sierra                       1,000           3,000
         Providian Financial                3,000           3,000
         Schwab, Charles Corporation        3,000           8,000
         Sprint PCS Corp                    5,000          20,000
         Sun Microsystems, Inc.             2,000          15,000
 <F6>(6) Target                            15,000          30,000
         Veritas Software Co.               1,000           3,000
         West Teleservices                  5,000          75,000
      Various Issues of Commercial Paper  120,085M          7,400M
         Notes Purchased during
         3rd Quarter, 2000


                                              Sold or       Held After
                 Securities                   Exchanged     Transacion
            Common Stocks Unless              $1,000 Par    $1,000 Par
             Described Otherwise              Value (M)     Value (M)
                                              or Shares     or Shares


      AT&T Corporation Liberty Media Group     10,000           --
         Class A
      Carnival Corporation Class A              5,000           --
      Chase Manhattan Corporation               3,000           --
      Sprint Corporation (FON Group)           10,000           --
      Texas Instruments, Inc.                   8,000           --
 <F7>(7)  U.S. Treasury Notes                     200M          --
         8.75% due 8-15-2000
     Various Issues of Commercial             122,030M          --
        Paper Notes maturing during
       3rd Qtr., 2000


 <F1>(1) Received 10,000 shares in a 2-for-1 stock split on August 11, 2000.
 <F2>(2) Received 2,500 shares in a 3-for-2 stock split on July 31, 2000.
 <F3>(3) Received 1,666 shares in a 4-for-3 stock split on August 28, 2000.
 <F4>(4) Received 20,000 shares in a 2-for-1 stock split on July 31, 2000.
 <F5>(5) Received 3,000 shares in a 2-for-1 stock split on September 1, 2000.
 <F6>(6) Received 15,000 shares in a 2-for-1 stock split on July 20, 2000.
 <F7>(7) Matured 200M notes on August 15, 2000.



                                   Exhibit 2

                         BRIDGES INVESTMENT FUND, INC.

                   SELECTED HISTORICAL FINANCIAL INFORMATION

     - - - - - - - - - - - - -Year End Statistics - - - - - - - - - - - - -
Valuation       Net     Shares       Net Asset     Dividend/  Capital
  Date        Assets    Outstanding  Value/Share     Share    Gains/Share
 07-01-63    $  109,000       10,900    $10.00     $   -      $   -
 12-31-63       159,187       15,510     10.13        .07         -
 12-31-64       369,149       33,643     10.97        .28         -
 12-31-65       621,241       51,607     12.04        .285        .028
 12-31-66       651,282       59,365     10.97        .295        -
 12-31-67       850,119       64,427     13.20        .295        -
 12-31-68     1,103,734       74,502     14.81        .315        -
 12-31-69     1,085,186       84,807     12.80        .36         -
 12-31-70     1,054,162       90,941     11.59        .37         -
 12-31-71     1,236,601       93,285     13.26        .37         -
 12-31-72     1,272,570       93,673     13.59        .35         .08
 12-31-73     1,025,521      100,282     10.23        .34         .07
 12-31-74       757,545      106,909      7.09        .35         -
 12-31-75     1,056,439      111,619      9.46        .35         -
 12-31-76     1,402,661      124,264     11.29        .38         -
 12-31-77     1,505,147      145,252     10.36        .428        .862
 12-31-78     1,574,097      153,728     10.24        .481        .049
 12-31-79     1,872,059      165,806     11.29        .474        .051
 12-31-80     2,416,997      177,025     13.65        .55         .0525
 12-31-81     2,315,441      185,009     12.52        .63         .0868
 12-31-82     2,593,411      195,469     13.27        .78         .19123
 12-31-83     3,345,988      229,238     14.60        .85         .25
 12-31-84     3,727,899      278,241     13.40        .80         .50
 12-31-85     4,962,325      318,589     15.58        .70         .68
 12-31-86     6,701,786      407,265     16.46        .688        .86227
 12-31-87     7,876,275      525,238     15.00        .656       1.03960
 12-31-88     8,592,807      610,504     14.07        .85        1.10967
 12-31-89    10,895,182      682,321     15.97        .67         .53769
 12-31-90    11,283,448      744,734     15.15        .67         .40297
 12-31-91    14,374,679      831,027     17.30        .66         .29292
 12-31-92    17,006,789      971,502     17.51        .635        .15944
 12-31-93    17,990,556    1,010,692     17.80        .6225       .17075
 12-31-94    18,096,297    1,058,427     17.10        .59         .17874
 12-31-95    24,052,746    1,116,620     21.54        .575        .19289
 12-31-96    29,249,488    1,190,831     24.56        .55         .25730
 12-31-97    36,647,535    1,262,818     29.02        .5075       .30571
 12-31-98    48,433,113    1,413,731     34.26        .44        2.11648
 12-31-99    69,735,684    1,508,154     46.24        .30         .91088


 - - - - Current Quarter Compared to Same Quarter in Prior Year - - - -
Valuation       Net     Shares       Net Asset     Dividend/  Capital
  Date        Assets    Outstanding  Value/Share     Share    Gains/Share
 09-30-99    54,199,232    1,464,952     37.00       .066         -
 09-30-00    76,910,823    1,796,215     42.82       .105         -





                                      F-1

                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS

                               SEPTEMBER 30, 2000
                                  (Unaudited)
                                                    Number                    Market
                Title of Security                  of Shares      Cost        Value

      COMMON STOCKS - (83.5%)

Advertising _ 0.2%
  Interpublic Group of Companies, Inc. (The)       5,000      $   151,678  $   170,312

Banking and Finance  - 2.9%
  First National of Nebraska, Inc.                   230      $   346,835  $   517,500
  State Street Corporation                         8,000           66,525    1,040,800
  U.S. Bancorp                                    10,000          282,657      227,500
  Wells Fargo & Co.                               10,000          138,173      459,375
                                                              $   834,190  $ 2,245,175

Beverages _ Soft Drinks  - 1.2%
  PepsiCo, Inc.                                   20,000      $   256,225  $   920,000

Chemicals  - 0.6%
  The Dow Chemical Company                        18,000      $   396,947  $   448,875

Communications _ Radio and Television _ 0.7%
  Clear Channel Communications, Inc.*             10,000      $   366,954  $   565,000

Computers _ Hardware and Software  - 8.7%
  Cisco Systems, Inc.*                            36,000          290,726    1,989,000
  HNC Software, Inc.*                             18,000          598,741    1,472,625
  I2 Technologies, Inc.*                           3,000          480,406      561,187
  Microsoft Corporation*                          20,000           93,361    1,206,250
  Tibco Software, Inc.*                            6,000          153,194      506,625
  Transaction Systems Architects, Inc.*           32,000        1,102,118      520,000
  VERITAS Software Corporation*                    3,000          375,063      426,000
                                                              $ 3,093,609  $ 6,681,687

Computers _ Memory Devices _ 4.1%
  EMC Corporation/MASS*                           32,000      $   358,855  $ 3,184,000

Computers _ Micro _ 2.3%
  Sun Microsystems, Inc.*                         15,000      $   777,750  $ 1,751,250

Data Processing and ManagemenT _ 1.7%
  CSG Systems*                                    25,000      $   873,688  $   725,000
  First Data Corporation                          15,000          728,228      585,938
                                                              $ 1,601,916  $ 1,310,938

Diversified Operations _ 1.3%
  Berkshire Hathaway Inc., Class B *                 500      $   600,020  $ 1,035,000



    *Nonincome-producing security


                                      F-2

                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (Continued)

                               SEPTEMBER 30, 2000
                                  (Unaudited)
                                                    Number                    Market
                Title of Security                  of Shares      Cost        Value

       COMMON STOCKS   (Continued)

Drugs - Medicines _ Cosmetics  - 7.1%
  Abbott Laboratories                             15,000      $   169,395  $   713,437
  Amgen, Inc.*                                    15,000          463,500    1,047,422
  Bristol-Myers Squibb Co.                         8,000          141,675      457,000
  Elan Corporation PLC ADR*                       20,000          419,005    1,095,000
  Johnson & Johnson                               10,000          109,396      939,375
  Merck & Co., Inc.                               16,000          274,266    1,191,000
                                                              $ 1,577,237  $ 5,443,234

Electrical Equipment and Supplies  - 1.8%
  General Electric Co.                            24,000      $   147,473  $ 1,387,500

Electric _ Generation _ 3.1%
  AES Corporation*                                20,000      $   635,202  $ 1,370,000
  Calpine Corporation*                             6,000          572,287      624,750
  Enron Corp.                                      4,000          346,467      350,500
                                                              $ 1,553,956  $ 2,345,250

Electronic Components _ Conductors _ 5.2%
  Altera Corporation*                             20,000      $   563,375  $   955,000
  Broadcom Corporation Class A*                    3,000          538,240      731,250
  Intel Corporation                               40,000          334,735    1,662,500
  PMC - Sierra, Inc.*                              3,000          608,812      645,750
                                                              $ 2,045,162  $ 3,994,500

Electronics  - 2.5%
  Flextronics International Ltd.*                  7,000      $   482,610  $   574,875
  Solectron Corporation *                         30,000          439,416    1,383,750
                                                              $   922,026  $ 1,958,625

Finance _ Credit Cards _ 1.6%
  American Express Company                        20,000      $   837,772  $ 1,215,000

Finance _ Diversified _ 2.2%
  Citigroup, Inc.                                  9,999      $   514,720  $   540,571
  Morgan Stanley, Dean Witter, Discover & Co.     13,000          659,100    1,188,688
                                                              $ 1,173,820  $ 1,729,259

Finance _ Investment Banks _ 1.1%
  Merrill Lynch & Co., Inc.                        6,000      $   108,586  $   396,000
  Golman Sachs Group, Inc. (The)                   4,000          479,050      455,750
                                                              $   647,636  $   851,750


    *Nonincome-producing security


                                      F-3




                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (Continued)

                               SEPTEMBER 30, 2000
                                  (Unaudited)
                                                    Number                    Market
                Title of Security                  of Shares      Cost        Value

       COMMON STOCKS   (Continued)

Finance - Real Estate  - 2.1%
  Freddie Mac                                     30,000      $   470,320  $ 1,621,875

Finance _ Services  - 4.7%
  Capital One Financial Corporation               40,000      $   866,856  $ 2,802,500
  Paychex, Inc.                                    7,500          154,125      393,750
  Providian Financial Corportion                   3,000          339,938      381,000
                                                              $ 1,360,919  $ 3,577,250

Insurance _ Multiline  - 1.2%
  American International Group, Inc.              10,000      $   566,397  $   956,875

Internet Brokers _ 0.4%
  Charles Schwab Corporation (The)                 8,000      $   254,706  $   288,000

Linen Supply and Related Products - 0.3%
  Cintas Corporation*                              6,000      $   166,578  $   261,375

Medical Instruments - 0.7%
  Medtronic, Inc.                                 10,000      $   504,734  $   518,125

Motion Pictures and Theatres  - 1.1%
  The Walt Disney Company                         22,000      $   236,300  $   841,500

Petroleum Producing  - 3.9%
  BP Amoco PLC-Sponsored ADR                      19,000      $   443,238  $ 1,007,000
  Chevron Corporation                             10,000          340,535      852,500
  Exxon Mobil Corporation                         13,000          318,735    1,158,625
                                                              $ 1,102,508  $ 3,018,125

Publishing _ Electronic  - 0.8%
  Reuters Group PLC, ADR Sponsored                 5,199      $   166,303  $   584,238

Retail Stores _ Apparel and Clothing  - 1.3%
  Gap, Inc.                                       50,000      $   521,360  $ 1,006,250

Retail Stores _ Building Materials and Home
                   Improvement _ 2.1%
  The Home Depot, Inc.                            30,000      $   587,115  $ 1,588,125

Retail Stores _ Department  - 1.0%
  Target Corporation                              30,000      $   146,129  $   768,750


    *Nonincome-producing security



                                      F-4


                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (Continued)

                               SEPTEMBER 30, 2000
                                  (Unaudited)
                                                    Number                    Market
                Title of Security                  of Shares      Cost        Value

       COMMON STOCKS   (Continued)

Telecommunications  - 7.6%
  Level 3 Communications *                        15,000      $   876,675  $ 1,156,875
  Sprint PCS Corporation *                        20,000          581,333      702,500
  Vodafone Airtouch PLC Sponsored ADR             40,000          915,541    1,480,000
  VoiceStream Wireless Cororation*                 2,000          238,125      232,125
  West Teleservices Corporation*                  75,000        1,150,972    1,650,000
  WorldCom, Inc. *                                20,000          490,156      607,500
                                                              $ 4,252,802  $ 5,829,000

Telecommunications _ Equipment _ 5.0%
  Nokia Corporation Sponsored ADR                 50,000      $   585,643  $ 1,990,625
  Qualcomm Incorporated *                         26,000          605,060    1,852,500
                                                              $ 1,190,703  $ 3,843,125

Telecommunications - Satellite - 1.1%
  EchoStar Communications Corporation*            16,000      $   906,306  $   844,000

Television _ Cable _ 0.5%
  Comcast Corporation*                            10,000      $   309,375  $   409,375

Transportation _ Airfreight _ 1.4%
  EGL, Inc. *                                     35,000      $   466,542  $ 1,058,750



       TOTAL COMMON STOCKS (Cost - $30,552,323)               $30,552,323  $64,252,093

       PREFERRED STOCKS  (1.2%)

Banking and Finance _ 0.7%
  CFB Capital II 8.20% Cumulative Preferred        5,000      $   125,000  $   110,000
  CFC Capital Trust 9.375% Preferred, Series B     5,000          125,000      113,750
  Harris Preferred Capital Corp.,                 10,000          250,000      220,000
     7.375%, Series A
  Silicon Valley Bancshares                        5,000          125,000      108,125
     8.25% Preferred Series I
                                                              $   625,000  $   551,875

Oil Comp. _ Exploration and Production _ 0.2%
  Canadian Occidental Petroleum Ltd.               5,000      $   125,000  $   122,188
    9.375% Preferred _ Series 1

    *Nonincome-producing security



                                      F-5


                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (Continued)

                               SEPTEMBER 30, 2000
                                  (Unaudited)
                                                    Number                    Market
                Title of Security                  of Shares      Cost        Value

Utilities _ Electric _ 0.3%
  Tennessee Valley Authority 6.75%                10,000      $   250,000  $   222,500
    Variable Preferred Series D

     Total Preferred Stocks (Cost - $1,000,000)               $ 1,000,000  $   896,563

       Total Stocks (Cost - $31,552,323)                      $31,552,323  $65,148,656


      DEBT SECURITIES (14.6%)

Auto-Cars/Light Trucks _ 0.3%
  General Motors Corporation 7.700% Debentures
     due April 15, 2016                           $250,000    $   252,320  $   247,313

Energy _ Alternate Sources - 0.3%
  CalEnergy Co., Inc., 7.630% Notes
    due October 15, 2007                          $200,000    $   200,000  $   199,397

Hotels and Motels _ 0.3%
  Marriot International 7.875% Notes Series C
    due September 15, 2009                        $250,000    $   250,068  $   249,429

Household Appliances and Utensils - 0.1%
  Maytag Corp., 9.750% Notes,
    due May 15, 2002                              $100,000    $   102,200  $   104,168

Retail Stores _ Department - 0.3%
  Dillard Department Stores, Inc., 7.850%
    Debentures, due October 1, 2012               $150,000    $   151,347  $   107,644

  Sears Roebuck & Co., 9.375% Debentures
    due November 1, 2011                           100,000    $   106,399      108,022
                                                              $   257,746  $   215,666

Telecommunications _ 0.3%
  Level 3 Communications, Inc., 9.125% Senior     $250,000    $   241,938  $   216,619
    Notes due May 1, 2008

U.S. Government _ 3.4%
  U.S. Treasury, 8.000% Notes,
    due May 15, 2001                              $200,000    $   199,052  $   202,031

  U.S. Treasury, 7.500% Notes,
    due May 15, 2002                               200,000        214,098      204,344




                                      F-6

                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (Continued)

                               SEPTEMBER 30, 2000
                                  (Unaudited)
                                                   Principal                  Market
                Title of Security                   Amount        Cost        Value

     DEBT SECURITIES   (Continued)

  U.S. Treasury, 10.750% Bonds
    due February 15, 2003                          200,000        219,525      220,500

  U.S. Treasury, 7.250% Notes,
    due May 15, 2004                               300,000        303,245      312,891

  U.S. Treasury, 7.500% Notes,
    due February 15, 2005                          300,000        305,871      318,328

  U.S. Treasury, 9.375% Bonds,
    due February 15, 2006                          200,000        256,222      231,469

  U.S. Treasury, 7.625% Bonds,
    due February 15, 2007                          300,000        307,910      305,203

  U.S. Treasury, 8.750% Bonds,
    due November 15, 2008                          200,000        237,472      214,687

  U.S. Treasury, 9.125% Bonds,
    due May 15, 2009                               200,000        234,910      219,250

  U.S. Treasury, 7.500% Bonds,
    due November 15, 2016                          300,000        308,539      342,047
                                                              $ 2,586,844  $ 2,570,750

Commercial Paper _ Short Term _ 9.6%
  Ford Motor Credit Corporation
    Commercial Paper Note 6.428%
    due October 6, 2000                            3,750,000    3,750,000    3,750,000

  Prudential Funding Corporation
    Commercial Paper Note 6.388%
    due October 3, 2000                            3,650,000    3,650,000    3,650,000
                                                              $ 7,400,000  $ 7,400,000

     TOTAL DEBT SECURITIES (Cost - $11,291,116)               $11,291,116  $11,203,342


TOTAL INVESTMENTS IN SECURITIES - (99.3%)
  (Cost - $42,843,439)                                        $42,843,439  $76,351,998
CASH AND RECEIVABLES
  LESS TOTAL LIABILITIES _ (0.7%)                                              558,825
NET ASSETS, Seotember 30, 2000 _ (100.0%)                                  $76,910,823



                   The accompanying notes to financial statements
                     are an integral part of this schedule.


                                      F-7



                         BRIDGES INVESTMENT FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                               SEPTEMBER 30, 2000
                                  (Unaudited)

ASSETS                                                 Amount
  Investments, at market value
     Common and preferred stocks
          (cost $31,552,323)                        $65,148,656
     Debt securities (cost $11,291,116)              11,203,342
          Total investments                         $76,351,998

  Cash                                                  246,667
  Receivables
     Dividends and interest                             125,028
     Subscriptions to capital stock                      55,006
      Securities Sold                                   987,547

TOTAL ASSETS                                        $77,766,246

LIABILITIES
  Purchase of Securities                            $   705,816
  Redemption of capital stock                            18,814
  Investment advisor, management and
    service fees payable                                 96,807
  Accrued operating expenses                             33,986
TOTAL LIABILITIES                                   $   855,423

NET ASSETS
  Capital stock, $1 par value - Authorized
     3,000,000 shares,1,796,215 shares
     outstanding                                    $ 1,796,215

  Paid-in surplus -                                  40,124,898
          Net capital paid in on shares             $41,921,113



   Accumulated net realized gain on
        investment transactions                       1,262,958
   Net unrealized appreciation on investments        33,508,559
   Accumulated undistributed net investment income      218,193
TOTAL NET ASSETS                                    $76,910,823

NET ASSET VALUE PER SHARE                              $42.82

OFFERING PRICE PER SHARE                               $42.82

REDEMPTION PRICE PER SHARE                             $42.82




                   The accompanying notes to financial statements
                    are an integral part of this statement.








                                      F-8



                         BRIDGES INVESTMENT FUND, INC.

                            STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
                                  (Unaudited)


INVESTMENT INCOME                                       Amount        Amount
   Interest                                             $637,731
   Dividends  (Net of foreign withholding taxes
                  of $4,316)                             294,677

        Total Investment Income                                    $   932,408

EXPENSES
   Management fees                                    $  278,645
   Custodian fees                                         35,365
   Insurance and Other Administrative Fees                19,046
   Bookkeeping services                                   16,806
   Printing and supplies                                  13,076
   Professional services                                   9,095
   Dividend disbursing and transfer
      agent fees                                          20,218
   Computer programming                                    3,750
   Taxes and licenses                                        799


        Total Expenses                                             $   396,800

           NET INVESTMENT INCOME                                   $   535,608


NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS

   Net realized gain on transactions in
        investment securities                        $1,262,957

   Net decrease in unrealized
        appreciation of investments                  (5,842,417)

        NET REALIZED AND UNREALIZED
           LOSS ON INVESTMENTS                                     $(4,579,460)


NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(4,043,852)






                   The accompanying notes to financial statements
                    are an integral part of this statement.





                                      F-9



                         BRIDGES INVESTMENT FUND, INC.


                      STATEMENTS OF CHANGES IN NET ASSETS

             FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000 AND 1999
                                  (Unaudited)

                                                 2000           1999
INCREASE IN NET ASSETS
  Operations -
     Net investment income                   $    535,608    $   312,402
     Net realized gain on transactions in
       investment securities                    1,262,957      1,132,418
     Net decrease in unrealized
       appreciation of investments             (5,842,417)     2,704,786
           Net decrease in net assets
           resulting from operations         $ (4,043,852)   $ 4,149,606

  Net equalization credits                         11,374            852

  Distributions to shareholders from -
     Net investment income                       (330,181)      (204,282)
     Net realized gain from investment
       transactions                            (1,058,779)        -
  Return of capital                                  -            -
  Net capital share transactions               12,596,577       1,819,943

           Total increase in Net Assets      $  7,175,139     $ 5,766,119


NET ASSETS:
  Beginning of year                          $ 69,735,684     $48,433,113


  End of nine months                         $ 76,910,823     $54,199,232









              [FN] The accompanying notes to financial statements
                   are an integral part of these statements.

                         BRIDGES INVESTMENT FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               SEPTEMBER 30, 2000
                                  (Unaudited)



(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          Bridges Investment Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is long-term capital appreciation. In pursuit of that objective, the Fund invests primarily in common stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     A.  Investments -

               Security transactions are recorded on the trade date at purchase cost or sales proceeds. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

               Securities owned are reflected in the accompanying statement of assets and liabilities and the schedule of portfolio investments at quoted market value. Quoted market value represents the last recorded sales price on the last business day of the calendar year for securities traded on a national securities exchange. If no sales were reported on that day, quoted market value represents the closing bid price. The cost of investments reflected in the statement of assets and liabilities and the schedule of portfolio investments is the same as the basis used for Federal income tax purposes. The difference between cost and quoted market value of securities is reflected separately as unrealized appreciation (depreciation) as applicable.




          Net unrealized appreciation
                (depreciation):                   2000      1999    Net Change
          Aggregate gross unrealized
            appreciation
            on securities                    $34,782,786  $26,292,916

          Aggregate gross unrealized
            depreciation
            on securities                     (1,274,227)    (818,119)

                         Net                 $33,508,559  $25,474,797 $8,033,762





          The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities. The gain computed on the basis of average cost would have been substantially the same as that reflected in the accompanying statement of operations.

     B. Federal Taxes -

               The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

               The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

     C. Distribution To Shareholders -

               The Fund accrues income dividends to shareholders on a quarterly basis as of the ex-dividend date. Distributions of net realized gains are made on an annual basis to shareholders as of the ex-dividend date.

     D. Equalization -

               The Fund uses the accounting practice of equalization by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

     E. Use of Estimates

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



(2)  INVESTMENT ADVISORY CONTRACT

          Under an Investment Advisory Contract, Bridges Investment Counsel, Inc. (Investment Adviser) furnishes investment advisory services and performs certain administrative functions for the Fund. In return, the Fund has agreed to pay the Investment Adviser a fee computed on a quarterly basis at the rate of 1/8 of 1% of the average net asset value of the Fund during the quarter, equivalent to 1/2 of 1% per annum. Certain officers and directors of the Fund are also officers and directors of the Investment Adviser. These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Adviser.

          The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of stamp and other taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and 1/2% of the average month end net asset value of the Fund for the year. Amounts, if any, expended in excess of this limitation are reimbursed by the Investment Adviser as specifically
     identified in the Investment Advisory Contract.   There were no amounts
     reimbursed in the nine months ended September 30, 2000.





(3)  DIVIDEND DISBURSING AND TRANSFER AGENT

          Dividend disbursing and transfer agent services are provided by Bridges Investor Services, Inc. (Transfer Agent). The fees paid to the Transfer Agent are intended to approximate the cost to the Transfer Agent for providing such services. Certain officers and directors of the Fund are also officers and directors of the Transfer Agent.




(4)       SECURITY TRANSACTIONS

          The cost of long-term investment purchases during the nine months ended September 30, was:




                                                         2000           1999
      United States government obligations            $    --        $    --
      Other Securities                                 17,293,080     7,636,919
                    Total Cost                        $17,293,080    $7,636,919


            Net proceeds from sales of long-term investments during the nine months ended September 30, were:




                                                         2000           1999
      United States government obligations            $  200,000     $  200,500
      Other Securities                                 8,696,914      5,023,750


                     Total Net Proceeds              $8,896,914      $5,224,250

                     Total Cost Basis of
                       Securities Sold                $7,633,957     $4,091,831




(5)  NET ASSET VALUE

           The net asset value per share represents the effective price for all subscriptions and redemptions.

(6)  CAPITAL STOCK

      Shares of capital stock issued and redeemed are as follows:




                                                         2000           1999

            Shares sold                                   302,577      79,128
            Shares issued to shareholders in
              reinvestment of net investment
              income and realized gain from
              security transactions                        28,767         8,000
                                                          331,344        87,128
            Shares redeemed                                43,283        35,908
              Net increase                                288,061        51,220


      Value of capital stock issued and redeemed is as follows:




                                                         2000            1999
             Shares sold                              $13,264,216    $2,876,124
             Shares issued to shareholders in
               reinvestment of net investment
               income and realized gain from
               security transactions                    1,218,275       286,633
                                                      $14,482,491    $3,162,757
             Shares redeemed                            1,885,914     1,342,814
               Net increase                           $12,596,577    $1,819,943





(7)  DISTRIBUTIONS TO SHAREHOLDERS

      On October 17, 2000 a cash distribution of $.11 per share aggregating $198,057.23 was declared to shareholders of record on October 17, 2000, to be payable on October 23, 2000.